UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019 (April 30, 2019)

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 30, 2019, Vislink Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices at 240 S. Pineapple Avenue, Conference Room, 2nd Floor, Sarasota, Florida 34236. As described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2019, at the Annual Meeting the Company’s stockholders voted on twelve (12) matters: (i) to elect seven (7) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal ; (ii) to consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019; (iii) to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at a specific ratio within a range from one-for-three to one-for-twenty, and to grant authorization to the Board to determine, in its sole discretion, the specific ratio and timing of the reverse stock split any time before December 31, 2019 (the “Reverse Split”); (iv) to approve an amendment to the Company’s amended and restated by-laws (the “By-laws”) to modify the standard under which all proposals, other than the election of directors, shall be voted upon by the Company’s stockholders (the “By-law Amendment”); (v) to ratify the approval of the establishment of the Company’s 2015 Employee Stock Purchase Plan (the “2015 ESPP”); (vi) to ratify the approval of the establishment of the Company’s 2015 Incentive Compensation Plan (the “2015 ICP”); (vii) to ratify the approval of the establishment of the Company’s 2016 Employee Stock Purchase Plan (the “2016 ESPP”); (viii) to ratify the approval of the establishment of the Company’s 2016 Incentive Compensation Plan (the “2016 ICP”); (iv) to ratify the amendment to the 2016 ESPP to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million (the “2016 ESPP Amendment”); (x) to ratify the amendment to the 2016 ICP to increase the authorized value of shares of Common Stock available for issuance under the 2016 ICP from $3.5 million to $7 million (the “2016 ICP Amendment”); (xi) to ratify the approval of the establishment of the Company’s 2017 Incentive Compensation Plan (the “2017 ICP”); and (xii) to approve the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in connection with (a) shares of Common Stock issuable upon conversion of certain 6% Senior Secured Convertible Debentures, as amended and restated, as applicable (the “May Debentures”), (b) shares of Common Stock issuable upon exercise of certain warrants to purchase 3,000,000 shares of Common Stock (the “May Warrants”), (c) shares of Common Stock issuable upon exercise of certain warrants to purchase 200,000 shares of Common Stock (the “Placement Agent Warrants”), (d) the issuance of 302,655 shares of Common Stock, issued as compensatory shares (the “Compensatory Shares”), and (e) shares of Common Stock issuable upon conversion of certain 10% Senior Secured Convertible Debentures (the “December Debentures”), with all such securities described in (a)-(d) being issued in connection with a private placement completed by the Company on May 29, 2018, and all such securities described in (e) being issued in connection with a private placement completed by the Company on December 3, 2018.

At the Annual Meeting, stockholders representing 12,833,151 shares of common stock, or approximately 67.3% of the 19,054,547 shares of Common Stock outstanding as of March 18, 2019, the record date for the Annual Meeting, were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for directors listed below were elected. The term of office for each director will be until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

The final results of the election of directors were as follows:

Name	For	Withheld	Broker Non-Votes
Roger G. Branton	2,899,735	962,684	8,970,732
Susan Swenson	3,503,624	358,795	8,970,732
Richard L. Mooers	2,867,548	994,871	8,970,732
George F. Schmitt	3,290,270	572,149	8,970,732
Raymond M. Sidney	3,484,870	377,549	8,970,732
General James T. Conway	3,465,199	397,220	8,970,732
Jude T. Panetta	3,510,975	351,444	8,970,732

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019 by a vote of 12,331,799 shares for, 330,889 shares against and 170,463 shares abstaining. There were no broker non-votes.

The Company’s stockholders approved an amendment to the Certificate of Incorporation to effect the Reverse Split by a vote of 10,084,942 shares for, 2,564,171 shares against and 184,038 shares abstaining. There were no broker non-votes.

The Company’s stockholders did not approve the By-law Amendment by a vote of 2,718,096 shares for, 1,024,538 shares against and 119,785 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the approval of the establishment of the 2015 ESPP by a vote of 3,126,490 shares for, 624,716 shares against and 111,213 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the approval of the establishment of the 2015 ICP by a vote of 2,822,987 shares for, 940,670 shares against and 98,762 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the approval of the establishment of the 2016 ESPP by a vote of 3,031,076 shares for, 734,657 shares against and 98,686 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the approval of the establishment of the 2016 ICP by a vote of 2,721,281 shares for, 1,042,263 shares against and 98,875 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the 2016 ESPP Amendment by a vote of 2,718,101 shares for, 1,100,514 shares against and 43,804 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the 2016 ICP Amendment by a vote of 2,042,691 shares for, 1,777,361 shares against and 42,367 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not ratify the approval of the establishment of the 2017 ICP by a vote of 2,701,664 shares for, 1,046,816 shares against and 113,939 shares abstaining. There were 8,970,732 broker non-votes. The Company’s stockholders did not approve the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in connection with (a) the shares of Common Stock issuable upon conversion of the May Debentures, (b) the shares of Common Stock issuable upon the exercise of the May Warrants, (c) the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants, (d) the issuance of the Compensatory Shares, and (e) the shares of Common Stock issuable upon conversion of the December Debentures by a vote of 1,738,130 shares for, 2,077,115 shares against and 47,174 shares abstaining. There were 8,970,732 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019	VISLINK TECHNOLOGIES, INC.

	By:	/s/ Roger Branton
	Name:	Roger Branton
	Title:	Chief Executive Officer